UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2008

MDWERKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-118155	33-1095411
(Commission File Number)	(IRS Employer Identification Number)

Windolph Center, Suite I
1020 N.W. 6th Street
Deerfield Beach, FL 33442

(Address of Principal Executive Offices)

(954) 389-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The use of the terms “we,” “us” or “the Company” in this report shall be deemed to mean MDwerks, Inc., unless the context requires otherwise. References in this report to “our subsidiaries” shall be deemed to mean each of MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services, Corp., Xeni Medical Billing, Corp. and Patient Payment Solutions, Inc.

Item 1.01 Entry into a Material Definitive Agreement

On November 14, 2008, we, along with our subsidiary Xeni Financial Services, Corp. (“XFS”), entered into a Loan and Securities Purchase Agreement (the “Loan Agreement”) with Debt Opportunity Fund LLLP (“DOF”), pursuant to which DOF will lend the Company up to $10,300,000, subject to a deduction for an original issue discount of 2%. The proceeds from the loan from DOF will be used by us primarily to purchase medicinal preparations prescription workers’ compensation claims from a prospective new client, pursuant to a claims assignment agreement. The claims assignment agreement is currently being negotiated by us and the prospective new client and there can be no assurance that such negotiations will result in a definitive agreement. Until such time as the claims assignment agreement and documents related to the claims assignment agreement are executed, and certain other conditions set forth in the Loan Agreement are satisfied, other than $300,000 previously disbursed to MDwerks for working capital purposes, the proceeds of the loan from DOF will be held in an escrow account. In the event the conditions to the disbursement of the funds in the escrow account are not satisfied on or before December 8, 2008, all proceeds in the escrow account will be returned to DOF.

Pursuant to the Loan Agreement, we issued a Senior Secured Promissory Note, dated November 14, 2008, to DOF in the original principal amount of $10,300,000 (the “DOF Note”). The DOF Note bears interest at the rate of 13% per annum and is payable monthly, in arrears on the first day of each month, commencing on December 1, 2008. Interest will not begin to accrue on amounts held in the escrow account described above, until such time as those amounts are disbursed to us. Principal payments in the monthly amount of $150,000 commence on June 1, 2009 and, subject to events of default specified in the Loan Agreement, the entire amount of principal and accrued but unpaid interest due under the note becomes due and payable on November 14, 2010. To the extent the balance of the loan is not disbursed to us on or before December 8, 2008, DOF will surrender the DOF Note to us for cancellation and we and XFS will reissue a new note in the principal amount actually received by us.

In connection with the Loan Agreement and the financing provided under the Loan Agreement, we, and each of our subsidiaries and DOF entered into security agreements, dated November 14, 2008, pursuant to which we and our subsidiaries granted a security interest to DOF in substantially all of our assets. Each of our subsidiaries also entered into a guaranty agreement to guaranty all obligations under the Loan Agreement and documents entered into in connection with the Loan Agreement.

As partial consideration for the loan provided by DOF we issued to DOF a ten-year Series J Warrant to purchase 9,339,816 shares of our common stock at a price of $1.00 per share (the “Series J Warrant”). In the event the balance of the loan is not disbursed to us on or before December 8, 2008, DOF will surrender the Series J Warrant to us for cancellation.

In connection with the issuance of the Series J Warrant, we and DOF entered into a registration rights agreement, dated November 14, 2008, pursuant to which, among other things, we granted “piggyback” registration rights to DOF for the Series J Warrant.

The following summary description of the material agreements and instruments entered into in connection with the transaction described above is qualified in its entirety by reference to the copies of such material agreements and instruments filed as exhibits to this Current Report on Form 8-K.

Loan and Securities Purchase Agreement

The Loan Agreement provides for the loan to us by DOF of up to $10,300,000, subject to a deduction for an original issuance discount of 2%. The Loan Agreement provides that funded amounts under the Loan Agreement shall be funded into an escrow account with DOF’s counsel serving as Escrow Agent. The release of the funded amounts from the escrow account are subject to various conditions, including the entry into a definitive claims purchase agreement, controlled account agreement and related documents with the prospective new client; the compliance by us and XFS with the covenants contained in the Loan Agreement; the representations and warranties contained in the Loan Agreement being true and correct; no change occurs with respect to us or XFS that results in a Material Adverse Effect (as defined in the Loan Agreement).

The Loan Agreement contains certain restrictions on our ability to: (i) declare dividends; (ii) reclassify, combine or reverse split our common stock; (iii) incur liens; (iii) incur certain types of indebtedness; (iv) liquidate or sell a substantial portion of our assets; (v) enter into transactions that would result in a Change of Control (as defined in the Loan Agreement); (vi) amend our charter documents in a way that adversely affects the rights of DOF; (vii) except through XFS, make loans to, or advances or guarantee the obligations of, third parties; (viii) make intercompany transfers; (ix) engage in transactions with officers, directors, employees or affiliates; (x) divert business to other business entities; (xi) make investments in securities or evidences of indebtedness (excluding of loans made by XFS) in excess of $250,000 in a calendar year; and (xii) file registration statements, until the earlier of: (x) 60 Trading Days following the date that a registration statement or registration statements registering all the shares of Common stock for which the Series J Warrant is exercisable is declared effective by the Commission; and (y) the date the shares of Common stock for which the Series J Warrant is exercisable are saleable by DOF under Rule 144 under the Securities Act without limitation as to volume or manner of sale.

Events of default under the Loan Agreement include: (i) default in the payment of dividends on or the failure to redeem the Series B Preferred Stock when due; (ii) failure to perform the covenants contained in the Securities Purchase Agreement or the related transaction documents; (iii) suspension from listing on the OTC Bulletin Board or other exchange for 10 consecutive trading days; (iv) the failure to timely deliver shares of common stock upon conversion of the Series B Preferred Stock or exercise of the Series H Warrant ; (v) default in the payment of indebtedness in excess of $250,000; (vi) a judgment entered against us in excess of $250,000 that continues undischarged or unstayed for thirty-five (35) days after entry thereof; and (vii) insolvency, bankruptcy and similar circumstances.

The Loan Agreement also contains customary representations, warranties, covenants and indemnification provisions for transactions of the type entered into between the Company and DOF.

DOF Note

The DOF Note bears interest at the rate of 13% per annum and is payable monthly, in arrears on the first day of each month, commencing on December 1, 2008. Interest will not begin to accrue on amounts held in the escrow account described above, until such time as those amounts are disbursed to us. Principal payments in the monthly amount of $150,000 commence on June 1, 2009 and, subject to events of default specified in the Loan Agreement, the entire amount of principal and accrued but unpaid interest due under the note becomes due and payable on November 14, 2010. In the event any payment of principal or interest or both remains unpaid under the DOF Note for a period of ten days or more after the due date thereof, a one-time late charge equivalent to five percent (5%) of each unpaid amount will be charged against us and XFS. Furthermore, in the case of an Event of Default (as defined in the Loan Agreement), the interest rate will be adjusted to 18% per annum. The DOF Note may be prepaid at anytime, in whole or in part, without any penalty or premium.

Series J Warrant

On November 14, 2008, we issued to DOF the Series J Warrant. The Series J Warrant is exercisable for an aggregate of 9,339,816 shares or our common stock at a price of $1.00 per share for a period of ten years from the date of issuance. The Series J Warrant may be exercised on a cashless basis to the extent that the resale of shares of common stock underlying the Series J Warrant is not covered by an effective registration statement. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise price of the Series H Warrant, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series J Warrant, issuances of convertible securities with a conversion price below the exercise price of the Series J Warrant.

Borrower Security Agreements

Pursuant to the terms of the Loan Agreement, we and XFS each entered into a Security Agreement, dated November 14, 2008 with DOF (collectively, the “Borrower Security Agreements”). The Borrower Security Agreements secure our and XFS’ obligations in connection with the Loan Agreement, the DOF Note and the Transaction Documents (as defined in the Loan Agreement). The Borrower Security Agreements provide for a lien in favor of DOF on all of our assets and all of the assets of XFS, except for accounts resulting from the purchase of Prescription Claims (as defined in the Loan Agreement) from clients other than the prospective new client that is the subject of the loan from DOF.

Guaranty Agreements

Pursuant to the terms of the Loan Agreement, each of our subsidiaries entered into a Guaranty Agreement, dated November 14, 2008, with DOF (collectively, the “Guaranty Agreements”). The Guaranty Agreements provide for unconditional guaranties of our and XFS’ obligations in connection with the Loan Agreement and the Transaction Documents.

Guarantor Security Agreements

Pursuant to the terms of the Loan Agreement, each of our subsidiaries entered into a Guarantor Security Agreement, dated November 14, 2008, with DOF (collectively, the “Guarantor Security Agreements”). The Guarantor Security Agreements provide for liens in favor of DOF on all of the assets of each of our subsidiaries (other than XFS, which entered into one of the borrower Security Agreements described above).

Registration Rights Agreement

Pursuant to the terms of the Loan Agreement, we entered into a Registration Rights Agreement, dated November 14, 2008, with DOF (the “Registration Rights Agreement”). The Registration Rights Agreement requires us, subject to certain exceptions, to include shares of common stock that may be purchased upon exercise of the Series J Warrant in any registration statement that we file until such time as such shares (i) have been sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”) or an effective registration statement or (ii) are eligible for immediate resale under Rule 144.

Item 3.02 Unregistered sales of Equity Securities.

Item 1.01 above is incorporated into this Item 3.02 by reference.

DOF is an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended, or the Securities Act. None of the DOF Note, the Series J Warrant, or the shares of our common stock underlying the Series J Warrant were registered under the Securities Act, or the securities laws of any state and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

We made this determination based on the representations of DOF, which included, in pertinent part, that DOF is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that DOF was acquiring the securities it was acquiring for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution, and that DOF understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom. Thus, the DOF Note, the Series J Warrant, and shares of common stock underlying the Series J Warrant may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Loan and Securities Purchase Agreement, dated November 14, 2008, by and among DOF, MDwerks, Inc. and Xeni Financial Services, Corp.

4.2	Senior Secured Promissory Note, dated November 14, 2008, issued by MDwerks, Inc. and Xeni Financial Services, Inc. in the original principal amount of $10,300,000

4.3	Series J Warrant issued to Debt Opportunity Fund LLLP to purchase 9,339,816 shares of common stock at a price of $1.00 per share

4.4	Registration Rights Agreement, dated November 14, 2008, between MDwerks, Inc. and Debt Opportunity Fund, LLLP

10.1	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by Xeni Medical Billing, Corp.

10.2	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by MDwerks Global Holdings, Inc.

10.3	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by Xeni Medical Systems, Inc.

10.4	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by Patient Payment Solutions, Inc.

10.5	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and MDwerks, Inc.

10.6	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Xeni Financial Services, Corp.

10.7	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and MDwerks Global Holdings, Inc.

10.8	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Xeni Medical Systems, Inc.

10.9	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Xeni Medical Billing, Corp.

10.10	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Patient Payment Solutions, Inc.

99.1	Press Release announcing DOF financing transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MDWERKS, INC.

Dated: November 20, 2008	By:	/s/ Howard B. Katz
Howard B. Katz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Loan and Securities Purchase Agreement, dated November 14, 2008, by and among DOF, MDwerks, Inc. and Xeni Financial Services, Corp.

4.2	Senior Secured Promissory Note, dated November 14, 2008, issued by MDwerks, Inc. and Xeni Financial Services, Inc. in the original principal amount of $10,300,000

4.3	Series J Warrant issued to Debt Opportunity Fund, LLP to purchase 9,339,816 shares of common stock at a price of $1.00 per share

4.4	Registration Rights Agreement, dated November 14, 2008, between MDwerks, Inc. and Debt Opportunity Fund, LLLP

10.1	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by Xeni Medical Billing, Corp.

10.2	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by MDwerks Global Holdings, Inc.

10.3	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by Xeni Medical Systems, Inc.

10.4	Guaranty, dated November 14, 2008, issued to Debt Opportunity Fund, LLLP by Patient Payment Solutions, Inc.

10.5	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and MDwerks, Inc.

10.6	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Xeni Financial Services, Corp.

10.7	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and MDwerks Global Holdings, Inc.

10.8	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Xeni Medical Systems, Inc.

10.9	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Xeni Medical Billing, Corp.

10.10	Security Agreement, dated November 14, 2008, entered into by and between Debt Opportunity Fund, LLLP and Patient Payment Solutions, Inc.

99.1	Press Release announcing DOF financing transaction